Exhibit 99.2


                            CERTIFICATION PURSUANT TO
                      18 U.S.C. SECTION 1350, AS ADOPTED TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of the Annual Report on Form 10-K for the year ended December 31, 2002, (the "Report") by Humboldt Bancorp (the "Company"), the undersigned, as the Chief Financial Officer of the Company, hereby certifies pursuant to Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

          The Report fully  complies with the  requirements  of Section 13(a) or
          Section 15(d) of the Securities Exchange Act of 1934; and

          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:  March 28, 2003                                  /s/ Patrick J. Rusnak
                                                        ---------------------
                                                        Patrick J. Rusnak
                                                        Chief Financial Officer